Note: Unless otherwise indicated, the source of all Company data is publicly available information that has been or will be filed with the Securities and Exchange Commission for the period ending June 30, 2025. 1. As of July 29, 2025. 2. Assets with a grocery component include centers with a big box wine and spirits store. 3. Sun Belt states include AL, AR, AZ, CA, CO, FL, GA, KY, LA, MS, NC, NM, NV, OK, SC, TN, TX, UT and VA. 4. Represents the number of multifamily units that the Company has an economic interest in. Operating Properties Total Owned GLA (SF) Retail Portfolio Percent Leased Retail Annualized Base Rent (ABR) per SF Net Debt to Adjusted EBITDA Retail Wtd. ABR from Assets with a Grocery Component2 Wtd. ABR in Sun Belt Markets3 Multifamily Units4 Operating Leases Founded / IPO NYSE Market Cap1 Enterprise Value1 S&P Moody’s Fitch

✓ Operating margins and metrics are among the best in the open-air retail sector ✓ Management team has deep experience operating open- air real estate ✓ Low leverage with manageable near-term maturities ✓ Investment-grade balance sheet with a BBB rating from S&P and a Baa2 rating from Moody’s ✓ Approximately $1.3B of available liquidity and minimal near-term capital commitments ✓ Primarily concentrated in Sun Belt markets with select strategic gateway market presence ✓ Predominantly focused on grocery-anchored centers along with vibrant mixed-use and lifestyle assets

Driven by same property NOI growth and lower than expected bad debt, offset by non-cash headwinds Driven by NAREIT FFO excluding the non-cash headwinds Driven by improvements in base rent and embedded rent bumps Strong quarterly leasing volume, highlighted by 17.0% comparable blended cash leasing spreads Year-over-year shop leased percentage increased 80 basis points and the 260-basis point decline in anchor leased percentage is due to recent bankruptcies Spread represents $31.6M of NOI, of which ~51% is expected to come online in 2025 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q2 20252016 2017 2018 2019 2020 2021 2022 2023 2024 Q2 2025 1. Proforma for the Eastgate Crossing acquisition.

Net income Realized gain on sales of operating properties, net Depreciation and amortization NAREIT FFO Non-cash items Core FFO Same Property NOI 1. Readers should refer to the discussion in the Forward-Looking Statements section at the end of this presentation for a discussion of the risks that could cause actual results to differ materially from any projection or potential result. • Same property NOI growth range of 1.50% to 2.50% • Full-year credit disruption of 1.85% of total revenues at the midpoint, inclusive of a 0.95% general bad debt reserve and a 0.90% impact from anchor bankruptcies • Interest expense, net of interest income, excluding unconsolidated joint ventures, of $124.75M at the midpoint

• – The signed-not-open (SNO) pipeline increased $4.1M quarter-over-quarter to $31.6M as a result of new leases signed in the second quarter of 2025, net of tenants that commenced rent in the second quarter of 2025 – Of the $31.6M SNO pipeline, 37% is from anchor tenants and 63% is from shop tenants – Of the $31.6M SNO pipeline, 88% is from the same property NOI pool and 12% is from the non-same property NOI pool • Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Q4 2026

Peer Average KRG - 2Q'25 Note: Peer group includes AKR, BRX, FRT, KIM, PECO, and REG. Note: Source of all peer data is from 2Q 2025 supplemental disclosures, except FRT and KIM data is from 1Q 2025 supplemental disclosures. 1. “Recovery Ratios” are computed by dividing tenant reimbursements by the sum of recoverable operating expense and real estate tax expense. Peer Average KRG - 2Q'25 Peer Average KRG - 2Q'25 Peer Average KRG - 2Q'25

• • 88% 89% 90% 91% 92% 93% 94% 95% 96% 97% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 Open-Air Supply Growth % Open-Air REIT Leased % Source: Green Street and open-air REIT company filings from 2005 – 2024 including AKR, BRX, CURB, EQY, FRT, IVT, KIM, KRG, PECO, REG, ROIC, RPAI, RPT, SITC, UE, and WRI for the period of time each company has been publicly traded.

• • Shops (< 10K Square Feet) Anchors (> 10K Square Feet) Total Fixed Rent Bumps Greater Than or Equal to 3% (% of Lease Count) Fixed CAM (% of Lease Count) Greater Than or Equal to 3.0% Greater Than or Equal to 3.5% Greater Than or Equal to 4.0%

Pelham Manor Shopping Plaza Community Eastgate Pavilion Power Fort Evans Plaza II Community Gateway Plaza Power Lithia Crossing Neighborhood Huebner Oaks Lifestyle / Mixed-Use Woodinville Plaza Community Toringdon Market Neighborhood •

• ✓ ✓ ✓ ✓ •

Note: Source of all peer data is from 2Q 2025 supplemental disclosures, except FRT and KIM data is from 1Q 2025 supplemental disclosures. 1. Includes $202.7 million of the Company’s share of unconsolidated JV debt. Net Debt + Preferred / Adjusted EBITDA Debt Service Coverage Ratio Available Liquidity Weighted Average Interest Rate1 Unencumbered NOI as a % of Total NOI Fixed Rate Debt Fitch S&P Moody’s 5.3x 5.3x 5.5x 5.6x 5.6x 5.8x KRG REG PECO BRX KIM AKR FRT

-5% -3% -1% 1% 3% 5% 7% 9% $- $200 $400 $600 $800 $1,000 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034+ Mortgage Debt Unsecured Debt Unsecured Term Loans Line of Credit JV Debt Wtd. Avg. Interest Rate Note: Maturity profile assumes that all loan extension options are exercised by the Company.

1. Source: US Census Bureau, Vintage 2024 Population Estimates from July 1, 2023 to July 1, 2024. Top 10 states include FL, TX, UT, SC, NV, IA, NC, DE, AZ, and DC.

1. Represents weighted average from the three properties compared to KRG’s portfolio average of 174 basis points as of June 30, 2025. 2. Includes residential units and hotel rooms currently contemplated in development plans as previously disclosed. % of Q2 2025 Annualized Total Portfolio NOI % of Total Retail Square Footage % of Total Office Square Footage Small Shop Retail ABR psf Retail ABR psf Embedded Rent Escalators Number of Visitors in 2024 Retail and Office Tenant Count Residential Units (On Site)2 Hotel Rooms (On Site)2

1. Includes only comparable leases (45 of 82). 2. Represents the estimated total potential new NOI divided by the cost of executing such leases. These numbers are based on Management's estimates and assumptions, and there can be no assurance that such estimates and assumptions will be accurate or realized. • • • Count Square feet Capital / SF (TI / LL Work / Lease Commissions) Total capital ($, M) Previous tenants’ ABR New tenants’ ABR Cash lease spread Return on capital New NOI incl. NNN ($, M) For 83 Spaces National Tenants

• • • • • • 1. KRG’s equity requirement is shown net of 2 over 2 land sale net proceeds of $15.9M.

1. Number of stores represents stores at consolidated and unconsolidated properties. 2. Percent of weighted ABR includes ground lease rent and represents the Company’s share of the ABR at consolidated and unconsolidated properties. 1 The TJX Companies, Inc. 2 Ross Stores, Inc. 3 PetSmart, Inc. 4 Best Buy Co., Inc. 5 Dick’s Sporting Goods, Inc. 6 Gap Inc. 7 Michaels Stores, Inc. 8 Publix Super Markets, Inc. 9 Ulta Beauty, Inc. 10 Total Wine & More 11 BJ’s Wholesale Club, Inc. 12 The Kroger Co. 13 Lowe’s Companies, Inc. 14 Five Below, Inc. 15 Fitness International, LLC Grocery / Big Box Wine & Spirits Office Supply / Electronics Medical Pet Stores Hardware / Auto Banks Pharmacy / Drug Full Service Restaurants Quick Service Restaurants Discount Retailers Beauty & Cosmetics Full Line Apparel Home Furnishings Fitness Sporting Goods Soft Goods Personal & Professional Services Arts & Crafts Theatres / Entertainment

• • •

Forward-Looking Statements This Investor Update, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: • economic, business, banking, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty (including from an economic slowdown or recession, disruptions related to tariffs and other trade or sanction issues, rising interest rates, inflation, unemployment, or limited growth in consumer income or spending); • financing risks, including the availability of, and costs associated with, sources of liquidity; • the Company’s ability to refinance, or extend the maturity dates of, the Company’s indebtedness; • the level and volatility of interest rates; • the financial stability of the Company’s tenants; • the competitive environment in which the Company operates, including potential oversupplies of, or a reduction in demand for, rental space; • acquisition, disposition, development and joint venture risks; • the Company’s ability to maintain the Company’s status as a real estate investment trust for U.S. federal income tax purposes; • potential environmental and other liabilities; • impairment in the value of real estate property the Company owns; • the attractiveness of our properties to tenants, the actual and perceived impact of e-commerce on the value of shopping center assets and changing demographics and customer traffic patterns; • business continuity disruptions and a deterioration in our tenants’ ability to operate in affected areas or delays in the supply of products or services to us or our tenants from vendors that are needed to operate efficiently, causing costs to rise sharply and inventory to fall; • risks related to our current geographical concentration of properties in the states of Texas, Florida, and North Carolina and the metropolitan statistical areas of New York, Atlanta, Seattle, Chicago, and Washington, D.C. ; • civil unrest, acts of violence, terrorism or war, acts of God, climate change, epidemics, pandemics, natural disasters and severe weather conditions, including such events that may result in underinsured or uninsured losses or other increased costs and expenses; • changes in laws and government regulations, including governmental orders affecting the use of the Company’s properties or the ability of its tenants to operate, and the costs of complying with such changed laws and government regulations; • possible changes in consumer behavior due to public health crises and the fear of future pandemics; • our ability to satisfy environmental, social, and governance standards set by various constituencies; • insurance costs and coverage, especially in Florida and Texas coastal areas and North Carolina; • risks associated with cyber attacks and the loss of confidential information and other business disruptions; • risks associated with the use of artificial intelligence and related tools; • whether the leased-to-occupied spread will remain elevated; • our ability to achieve the expected NOI from our signed-not-open pipeline; • other factors affecting the real estate industry generally; and • other risks identified in reports the Company files with the Securities and Exchange Commission or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in the Company’s quarterly reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. This Investor Update also includes certain forward-looking non-GAAP information. For certain definitions and reconciliations see pages 23 to 27.

NET OPERATING INCOME AND SAME PROPERTY NET OPERATING INCOME The Company uses property net operating income (“NOI”) and cash NOI, which are non-GAAP financial measures, to evaluate the performance of our properties. The Company defines NOI and cash NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI and cash NOI exclude amortization of capitalized tenant improvement costs and leasing commissions and certain corporate-level expenses, including merger and acquisition costs. Cash NOI also excludes other property-related revenue as that activity is recurring but unpredictable in its occurrence, straight-line rent adjustments, and amortization of in-place lease liabilities, net. The Company believes that NOI and cash NOI are helpful to investors as measures of our operating performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any. The Company also uses same property NOI (“Same Property NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI is net income excluding properties that have not been owned for the full periods presented. Same Property NOI also excludes (i) net gains from outlot sales, (ii) straight-line rent revenue, (iii) lease termination income in excess of lost rent, (iv) amortization of lease intangibles, and (v) significant prior period expense recoveries and adjustments, if any. When the Company receives payments in excess of any accounts receivable for terminating a lease, Same Property NOI will include such excess payments as monthly rent until the earlier of the expiration of 12 months or the start date of a replacement tenant. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned for the full periods presented. The Company believes such presentation eliminates disparities in net income due to the acquisition or disposition of properties during the particular periods presented and thus provides a more consistent metric for the comparison of our properties. Same Property NOI includes the results of properties that have been owned for the entire current and prior year reporting periods. Same Property NOI for all periods presented includes 52% of the NOI from the three previously wholly owned properties that were contributed to the newly formed joint venture with GIC in June 2025. NOI and Same Property NOI should not, however, be considered as an alternative to net income (calculated in accordance with GAAP) as an indicator of our financial performance. The Company’s computation of NOI and Same Property NOI may differ from the methodology used by other REITs and, therefore, may not be comparable to such other REITs. When evaluating the properties that are included in the Same Property Pool, we have established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the Same Property Pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the Same Property Pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the Same Property Pool when the execution of a redevelopment plan is likely, and we (a) begin recapturing space from tenants or (b) the contemplated plan significantly impacts the operations of the property. For the three and six months ended June 30, 2025, the Same Property Pool excludes the following: (i) properties acquired or placed in service during 2024 and 2025; (ii) The Corner – IN, which was reclassified from active development into our operating portfolio in March 2025; (iii) our active development project at One Loudoun Expansion; (iv) Hamilton Crossing Centre and Edwards Multiplex – Ontario, which were reclassified from our operating portfolio into redevelopment in June 2014 and March 2023, respectively; (v) properties sold or classified as held for sale during 2024 and 2025; and (vi) standalone office properties, including the Carillon medical office building, which was reclassified from active redevelopment into our office portfolio in December 2024. EBITDA The Company defines EBITDA, a non-GAAP financial measure, as net income before interest expense, income tax expense of the taxable REIT subsidiaries, and depreciation and amortization. For informational purposes, the Company also provides Adjusted EBITDA, which it defines as EBITDA less (i) EBITDA from unconsolidated entities, as adjusted, (ii) gains on sales of operating properties or impairment charges, (iii) merger and acquisition costs, (iv) other income and expense, (v) noncontrolling interest Adjusted EBITDA, and (vi) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is the Company’s share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by the Company, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity. Considering the nature of our business as a real estate owner and operator, the Company believes that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company also provides Annualized Adjusted EBITDA, adjusted as described above. The Company believes this supplemental information provides a meaningful measure of its operating performance. The Company believes presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of the Company’s operating results.

NAREIT FUNDS FROM OPERATIONS NAREIT Funds From Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of our operating performance. The Company calculates FFO, a non- GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (“NAREIT”), as restated in 2018. The NAREIT white paper defines FFO as net income (calculated in accordance with GAAP), excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, and (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO (a) should not be considered as an alternative to net income (calculated in accordance with GAAP) for the purpose of measuring our financial performance, (b) is not an alternative to cash flows from operating activities (calculated in accordance with GAAP) as a measure of our liquidity, and (c) is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. The Company’s computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net income (calculated in accordance with GAAP) to FFO is included elsewhere in this Investor Update. From time to time, the Company may report or provide guidance with respect to “FFO, as adjusted,” which removes the impact of certain non-recurring and non-operating transactions or other items the Company does not consider to be representative of its core operating results including, without limitation, (i) gains or losses associated with the early extinguishment of debt, (ii) gains or losses associated with litigation involving the Company that is not in the normal course of business, (iii) merger and acquisition costs, (iv) the impact on earnings from employee severance, (v) the excess of redemption value over carrying value of preferred stock redemption, and (vi) the impact of prior period bad debt or the collection of accounts receivable previously written off (“prior period collection impact”), which are not otherwise adjusted in the Company’s calculation of FFO. CORE FUNDS FROM OPERATIONS Core Funds From Operations (“Core FFO”) is a non-GAAP financial measure of operating performance that modifies FFO for certain non-cash transactions that result in recording income or expense and impact the Company’s period-over-period performance, including (i) amortization of deferred financing costs, (ii) non-cash compensation expense and other, (iii) straight-line rent related to minimum rent and common area maintenance, (iv) market rent amortization income, and (v) amortization of debt discounts, premiums and hedge instruments, and include adjustments related to our pro rata share from unconsolidated joint ventures for these categories as applicable. The Company believes that Core FFO is useful to investors in evaluating the core cash flow-generating operations of the Company by adjusting for items that we do not consider to be part of our core business operations, allowing for comparison of core operating performance of the Company between periods. Core FFO should not be considered as an alternative to net income as an indicator of the Company’s performance or as an alternative to cash flow as a measure of liquidity or the Company’s ability to make distributions. The Company’s computation of Core FFO may differ from the methodology for calculating Core FFO used by other REITs, and therefore, may not be comparable to such other REITs.